UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   April 5, 2011

INVACARE CORPORATION
__________________________________________________________________________________________
(Exact name of registrant as specified in its charter)

Ohio	1-15103	95-2680965
__________________________________________________________________________________________
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

One Invacare Way, P.O. Box 4028, Elyria, Ohio	44036
____________________________________________________________	______________________________
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (440) 329-6000

__________________________________________________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                      Entry into a Material Definitive Agreement.

On April 5, 2011, Invacare Corporation (the “Company”) entered into a First Amendment to Credit Agreement, by and among the Company, the other Borrowers party thereto, the Guarantors party thereto, the Lenders party thereto and PNC Bank, National Association, as administrative agent (the “Amendment”), which amended the Credit Agreement, dated as of October 28, 2010, by and among the Company and the other parties named therein (the “Credit Agreement”).

Borrowings under the Credit Agreement bear interest, at the Company’s election, at (i) the London Inter-Bank Offer Rate (“LIBOR”) plus a margin; or (ii) a Base Rate Option plus a margin. The Amendment, among other things, reduces the applicable margin related to both LIBOR and Base Rate Option borrowings by 75 basis points.  In addition, the Amendment reduces the commitment fee rate that the Company is required to pay on the unused portion of its credit facility by 10 basis points.

The Amendment also amends certain covenants in the Credit Agreement to increase from $25,000,000 to $40,000,000 the aggregate amount of Company equity that may be repurchased or redeemed by the Company, provided that the Company’s leverage ratio, as determined pursuant to the Credit Agreement, is equal to or less than 2.25 to 1.00.

The foregoing description of the Amendment is a summary and is qualified in its entirety by reference to the terms of the Amendment, which is attached hereto as Exhibit 10.1.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information regarding the Amendment provided in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 9.01.                      Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit number	Description
10.1
First Amendment to Credit Agreement, dated as of April 5, 2011, by and among the Company, the other Borrowers party thereto, the Guarantors party thereto, the Lenders party thereto and PNC Bank, National Association, as administrative agent (including form of First Amendment to Security Agreement attached as Exhibit A thereto).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Invacare Corporation
(Registrant)

Date: April 8, 2011
/s/ Robert K. Gudbranson
Robert K. Gudbranson Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit number	Description
10.1
First Amendment to Credit Agreement, dated as of April 5, 2011, by and among the Company, the other Borrowers party thereto, the Guarantors party thereto, the Lenders party thereto and PNC Bank, National Association, as administrative agent (including form of First Amendment to Security Agreement attached as Exhibit A thereto).